UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 8, 2019
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INTERNATIONAL SPEEDWAY
CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Florida	000-02384	59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Daytona Boulevard, Daytona Beach, Florida		32114
(Address of Principal Executive Offices)		(Zip Code)
(386) 254-2700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock - $.01 par value	ISCA	NASDAQ/National Market System

Securities registered pursuant to Section 12 (g) of the Act:
Common Stock — $.10 par value
Class B Common Stock — $.01 par value
(Title of Class)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Section 3 – Securities and Trading Markets

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 8, 2019, International Speedway Corporation (the “Company”) announced that it had provided formal notice to The Nasdaq Stock Market LLC (“NASDAQ”) of its (i) intention to voluntarily delist its Class A common stock from the NASDAQ Global Select Market in connection with the merger (the “Merger”) of Nova Merger Sub, Inc., a Florida corporation and a wholly owned subsidiary NASCAR Holdings, Inc., with and into the Company and (ii) request that NASDAQ file with the Securities and Exchange Commission a Form 25, Notification of Removal From Listing and/or Registration Under Section 12(b) of the Securities Exchange Act of 1934, relating to the delisting and deregistration of the Company’s Class A common stock on or about October 18, 2019. As a result, the Company expects that the last trading day of its Class A common stock on the NASDAQ Global Select Market will be on or about October 18, 2019.

A copy of the press release, dated October 8, 2019, providing details associated with the voluntary delisting, is attached as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description of Exhibit	Filing Status
1	(99.1)	Press Release dated October 8, 2019	Attached herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION (Registrant)

October 8, 2019	By:	/s/ Benjamin Odom
Benjamin Odom
Vice President - Deputy General Counsel